INFORMATION STATEMENT
                           PURSUANT TO SECTION 14 (C)
                                     OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[   ]  Preliminary information statement

[   ]  Confidential, for Use of the Commission Only

[ X ]  Definitive information statement


                             ROSEWIND CORPORATION
                (Name of Company as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[ x ]  No fee required.

[   ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
       (1)  Title of each class of securities to which transaction applies:
            Not Applicable.
       (2) Aggregate number of securities to which transaction applies: Not Applicable.
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
            Not Applicable.
       (4)  Proposed maximum aggregate value of transaction: Not Applicable.
       (5)  Total fee paid:  Not Applicable.

[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)  Amount Previously Paid: Not Applicable.
       (2)  Form, Schedule or Registration Statement No. : Not Applicable.
       (3)  Filing Party: Not Applicable.
       (4)  Date Filed: Not Applicable.



                             ROSEWIND CORPORATION
                                16200 WCR 18 E
                           Loveland, Colorado 80537

                    NOTICE OF STOCKHOLDER ACTION TO BE TAKEN
                PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS
                _______________________________________________

                       WE ARE NOT ASKING YOU FOR A PROXY
                                     AND
                   YOU ARE REQUESTED NOT TO SEND US A PROXY
                _______________________________________________


July 12, 2010


Dear Stockholder:

     Rosewind Corporation (the "Company", "we", "us", or "our") is providing to you the following Information Statement to notify you that our Board of Directors and the holders of a majority of our outstanding shares of common stock have executed and delivered a written consent to effect the following corporate action:

     (1) Increase the number of authorized shares of our Common Stock from 20,000,000 to 50,000,000.

     Stockholders of record at the close of business on June 30, 2010 (the "Record Date") are entitled to notice of this stockholder action by written consent. Stockholders representing a majority of our issued and outstanding shares of Common Stock have consented in writing to the actions to be taken. Accordingly, your approval is not required and is not being sought. Moreover, you will not have dissenters' rights.

     Please read this notice carefully. It describes the increase in the number of authorized shares of common stock and contains certain related information. Additional information about the Company is contained in its current and periodic reports filed with the United States Securities and Exchange Commission (the "Commission"). These reports, their accompanying exhibits and other documents filed with the Commission may be inspected without charge at the Public Reference Section of the Commission at 100 F Street, N.E., Washington, DC 20549. Copies of such material may also be obtained from the Commission at prescribed rates. The Commission also maintains a Web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the Commission. Copies of these reports may be obtained from the Commission's EDGAR archives at http://www.sec.gov/index.htm.

     Absent any comments from the Securities and Exchange Commission regarding this Information Statement, we expect these corporate actions to become effective on the 20th day after the mailing of this Information Statement to our stockholders of record (the "Effective Date").

     The Information Statement is being provided to you for information purposes only as it relates to our Amendment to the Articles of Incorporation. Your vote is not required to approve the action. This Information Statement does not relate to an annual meeting or special meeting in lieu of an annual meeting. You are not being asked to send a proxy and you are requested not to send one.

     We are first mailing this statement on July 12, 2010. We anticipate that the Amendment to the Articles of Incorporation will become effective on or after August 2, 2010.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Very truly yours,


James B. Wiegand
President




































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                            INFORMATION STATEMENT

      PURSUANT TO SECTION 14 OF THE SECURITIES AND EXCHANGE ACT OF 1934,
           AS AMENDED, AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

     This Information Statement is being mailed to inform the stockholders of action taken without a meeting upon the written consent of the holders of a majority of the outstanding shares of the common stock of the Company.

                     WE ARE NOT ASKING YOU FOR A PROXY AND
                   YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                   GENERAL

     This Information Statement has been filed with the Securities and Exchange Commission (the "Commission") and is being furnished to the holders of the outstanding shares of common stock, no par value (the "Common Stock"), of Rosewind Corporation, a Colorado corporation (the "Company", "we", "us", or "our"). The purpose of this Information Statement is to provide notice under Colorado law and the rules of the Commission that a majority of the Company's stockholders have, by written consent in lieu of a meeting, approved the following corporate action:

     (1) Amend our Articles of Incorporation to increase the number of authorized shares of common stock from 20,000,000 to 50,000,000.

     The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing.

     As the Board of Directors of the Company (the "Board") and a majority of the Company's stockholders have already approved of the Amendment to the Articles of Incorporation by written consent, the Company is not seeking approval for the Amendment to the Articles of Incorporation from any of the Company's remaining stockholders, and the Company's remaining stockholders will not be given an opportunity to vote on the Amendment to the Articles of Incorporation. All necessary corporate approvals have been obtained, and this Information Statement is being furnished solely for the purpose of providing advance notice to the Company's stockholders of the Amendment to the Articles of Incorporation effecting the increase in the number of authorized shares as required by the Securities Exchange Act of 1934, as amended (the "Exchange Act").

        EXPECTED DATE FOR EFFECTING THE INCREASE IN AUTHORIZED SHARES

     Under Section 14(c) of the Exchange Act and Rule 14c-2 promulgated thereunder, the increase in authorized shares of common stock cannot be effected until 20 days after the date that the Definitive Information Statement is sent to the Company's stockholders. This Preliminary Information Statement is being filed with the Securities and Exchange Commission on the date hereof. A Definitive Information Statement is being mailed on or about July 12, 2010 (the "Mailing Date") to the stockholders of the Company as of the close of business on June 30, 2010 (the "Record Date"). The Company expects to effect the filing of the Amendment to the Articles of Incorporation with the Colorado Secretary of State approximately 20 days after the Mailing Date. The effective date of the Amendment to the Articles of Incorporation therefore, is expected to be on or after August 2, 2010.

Increase in Authorized Shares of Common Stock

     Our Board of Directors, by written consent dated as of June 18, 2010, approved increasing the number of our authorized shares of common stock from 20,000,000 to 50,000,000 Management believes that the current economic environment is discouraging student bookings of our sailing school, and that we might be able to increase shareholder value if we were to acquire a profitable business venture using shares of our common stock. We currently have 3,514,000 shares outstanding. In order to provide us with more flexibility if we were to begin negotiating such a transaction, management believes that it would be in the best interest of the Company and its shareholders to increase the number of our authorized shares from 20,000,000 to 50,000,000.

     Upon the expiration of the 20-day period following mailing of this Information Statement to our shareholders, we will file an Amendment to the Articles of Incorporation with the Secretary of State of the State of Colorado to effect the increase in the number of authorized shares.

                  BENEFICIAL OWNERSHIP OF OUR COMMON STOCK

     The following table lists, as of June 28, 2010, the number of shares of our common stock beneficially owned by (i) each person or entity known to us to be the beneficial owner of more than 5% of the outstanding common stock;
(ii) each of our officers and directors; and (iii) all of our officers and directors as a group. Information relating to beneficial ownership of common stock by our principal stockholders and management is based upon information furnished by each person using "beneficial ownership" concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest. Except as noted below, each person has sole voting and investment power.

     The percentages below are calculated based on 3,514,000 shares of common stock which are issued and outstanding. Unless otherwise indicated, the business address of each such person is c/o Rosewind Corporation, 16200 WCR 18 E, Loveland, Colorado 80537.

Officers, Directors                     Number            Beneficial
and 5% Stockholders                    of Shares         Ownership (%)
-------------------                   ----------         -------------

James B. Wiegand                      1,250,000              35.6%

Katherine Gould                         566,110              16.1%

Michael Wiegand                         696,000              19.8%

All directors and executive           1,250,000              35.6%
officers as a group (1 person)

               COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table presents all information regarding the compensation awarded to, earned by, or paid to named executive offices for the fiscal year ended August 31, 2009 and during the last three fiscal years.

                              SUMMARY COMPENSATION TABLE

                                                           Long Term      All Other
                                                          Compensation  Compensation
                                     Annual Compensation     Awards         ($)
                                    --------------------  -------------------------
                                                           Restricted    Securities
Name and                                                     Stock       Underlying
Principal Position        Year      Salary($)   Bonus($)   Awards($)     Options(#)
--------------------   ----------   ---------   --------   ----------    ----------
James B. Weigand,      2009, 2008       0          0           0              0
President, Secretary     & 2007         0          0           0              0
and Director


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     As of August 31, 2009, the Company has a secured promissory note to the sole officer and director for $34,783 for working capital. The loan carries a 6% interest rate, matures on November 30, 2009 and is secured by the sailing vessel. Accrued interest payable on the loan totaled $522 as of August 31, 2009.

     The Company also has an unsecured promissory note to the sole officer and director for $19,832 for working capital. The loan carries a 6% interest rate and is due on demand. Accrued interest payable on the note totaled $298 as of August 31, 2009.

     As of August 31, 2008, the Company had a secured promissory note to the sole officer and director for $48,115 for working capital. The loan carried a 6% interest rate, matured on February 28, 2009 and was secured by the sailing vessel. Accrued interest payable on the loan totaled $0 as of August 31, 2008.

     For the years ended August 31, 2009 and 2008 the sole officer of the Company contributed services valued at $1,510 and $2,674, respectively. This amount has been booked to additional paid in capital.

     Other than as set forth above, none of the following parties has, during the last two years, had any material interest, direct or indirect, in any transaction with us or in any presently proposed transaction that has or will materially affect us:

   *  any of our directors or officers;
   *  any person proposed as a nominee for election as a director;
   * any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to our outstanding shares of common stock; or
   * any relative or spouse of any of the foregoing persons who has the same house as such person.

                            FORWARD-LOOKING STATEMENTS

     This Information Statement includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. You can identify our forward-looking statements by the words "expects," "projects," "believes," "anticipates," "intends," "plans," "predicts," "estimates" and similar expressions.

     The forward-looking statements are based on management's current expectations, estimates and projections about us. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what the Company has expressed or forecast in the forward-looking statements.

     You should rely only on the information the Company has provided in this Information Statement. The Company has not authorized any person to provide information other than that provided herein. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document.

                             STOCKHOLDER PROPOSALS

     The Company's Board of Directors has not yet determined the date on which the next annual meeting of stockholders will be held. Any proposal by a stockholder intended to be presented at the Company's next annual meeting of stockholders must be received at the Company's offices a reasonable amount of time prior to the date on which the information or proxy statement for that meeting is mailed to stockholders in order to be included in the Company's information or proxy statement relating to that meeting.

                    DELIVERY OF DOCUMENTS AND HOUSEHOLDING

     The Commission has adopted rules that permit companies and intermediaries such as brokers, to satisfy the delivery requirements for information statements with respect to two or more securityholders sharing the same address by delivering a single information statement addressed to those securityholders. This process, which is commonly referred to as "householding," provides potentially extra convenience for stockholders, is environmental friendly, and represents cost savings for companies.

     For this Information Statement, a number of brokers with account holders who are the Company's stockholders will be "householding" this Information Statement and the documents incorporated by reference that we are enclosing with the Information Statement. A single Information Statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the effected stockholders. Once you have received notice from your broker or from the Company that either of them will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent.

     If at any time, you no longer wish to participate in "householding" and would prefer to receive separate periodic reports, or if you currently receive multiple copies of the Information Statement or other periodic reports at your address and would like to request "householding" by the Company, please notify your broker if your shares are not held directly in your name. If you own your shares directly rather then through a brokerage account, you should direct your written request directly to the Corporate Secretary, Rosewind Corporation, 16200 WCR 18 E, Loveland, Colorado 80537.

By Order of the Board of Directors


James B. Wiegand
President
















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